--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): April 15, 1997

                     LEHMAN HOME EQUITY LOAN TRUST 1996-1
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        New York                       333-01451                36-7142775
----------------------------           ---------                ----------
(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
 of Incorporation)                    Number)                Identification No.)


c/o The First National Bank of Chicago.
---------------------------------------
Corporate Trust Services Division - 9th floor
---------------------------------------------
1 N. State Street, Chicago IL                                      60670-0126
-----------------------------                                      ----------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:                312/407-1902
                                                                   ------------

Item 5.   Other Events
          ------------

          On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated April 15,1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

          A.  Monthly Report Information:
              Aggregate distribution information for the current distribution date April 15, 1997.

                         Principal          Interest         Ending Balance
                         ---------          --------         --------------

          Cede & Co.  $2,330,238.75       $575,368.79       $123,252,338.59

          B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

          C.  Have any deficiencies occurred?  NO.
                    Date:
                    Amount:

          D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                    Amount:

          E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

          F.  Item 1:  Legal Proceedings:      NONE

          G.  Item 2:  Changes in Securities:  NONE

          H.  Item 4:  Submission of Matters to a Vote of Security Holders: NONE

          I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE

Item 7.  Monthly Statements and Exhibits
         -------------------------------

         Exhibit No.
         -----------
         1.  Monthly Statement to Certificateholders dated April 15, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                 By  _______________________________________
                                         Name:     Barbara Grosse
                                         Title:    Assistant Vice President

Dated: April 30, 1997

=================================================================================================================================
                                                                                                                          Page 1
Lehman ABS Corporation                                               Date of Report:          4/10/97
Lehman Home Equity Loan Trust - Series 1996-1                        Time of Report:          1:24 PM
P & S Agreement Date:                           January 1, 1996
Original Settlement Date:                       February 22, 1996
CUSIP Number of Certificates:                   525180AU9            Investor #22
Original Sale Balance:                          146,190,000
=================================================================================================================================

Statement to Certificateholders (Page 1 of 2)
---------------------------------------------

Distribution Date:                                                                            3/17/97       4/15/97
                                                                                              -------       -------

   INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

   Investor Certificate Interest Distributed                                                 3.702542        3.935760
   Investor Certificate Interest Shortfall Distributed                                       0.000000        0.000000
   Remaining Unpaid Investor Certificate Interest Shortfall                                  0.000000        0.000000

   Managed Amortization Period? (Yes=1; No=0)                                                       1               1
   Investors Certificate Principal Distributed                                              11.348879       15.939796
    Principal Distribution Amount                                                           11.099863       15.939796
     Maximum Principal Payment                                                              25.268433       33.448305
     Alternaive Principal Payment                                                           11.099863       15.939796
     Principal Collections less Additional Balances                                         11.099863       15.939796
    Investor Loss Amount Distributed to Investors                                            0.249016        0.000000
    Accelerated Principal Distribution Amount                                                0.000000        0.000000
    Credit Enhancement Draw Amount                                                               0.00            0.00

   Total Amount Distributed to Certificateholders (P & I)                                   15.051421       19.875556

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

   Beginning Investor Certificate Balance                                              127,241,669.92  125,582,577.34
   Ending Investor Certificate Balance                                                 125,582,577.34  123,252,338.59
   Beginning Invested Amount                                                           127,987,540.27  126,328,447.68
   Ending Invested Amount                                                              126,328,447.68  123,998,208.93
   Investor Certificateholder Floating Allocation Percentage                                 94.8345%        94.7717%
   Pool Factor                                                                              0.8590367       0.8430969
   Liquidation Loss Amount for Liquidated Loans                                             38,386.44            0.00
   Unreimbursed Liquidation Loss Amount                                                          0.00            0.00

C. POOL INFORMATION

   Beginning Pool Balance                                                              134,958,770.24  133,297,694.82
   Ending Pool Balance                                                                 133,297,694.82  130,967,456.07
   Servicer Removals form the Trust (Section 2.06)                                               0.00            0.00
   Servicing Fee                                                                            56,232.82       55,540.71

D. INVESTOR CERTIFICATE RATE

   Investor Certificate Rate                                                                5.671880%       5.687500%
   LIBOR Rate                                                                               5.421880%       5.437500%
   Maximum Rate                                                                             9.560164%       9.557205%

E. DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts                                                                               20              17
     Trust Balances                                                                        605,634.82      425,842.85
   Delinquent 60-89 days
     No. of Accounts                                                                                3               6
     Trust Balances                                                                        115,964.61      213,500.06
   Delinquent 90+days
     No. of Accounts                                                                               13              14
     Trust Balances                                                                        479,995.15      539,796.44
   Delinquent 9+Months
     No. of Accounts                                                                                7               7
     Trust Balances                                                                           763,404         763,404
   REO
     No. of Accounts                                                                                0               2
     Trust Balances                                                                              0.00      395,058.49

=================================================================================================================================

=================================================================================================================================
                                                                                                                          Page 12
Lehman ABS Corporation                                               Date of Report:          4/10/97
Lehman Home Equity Loan Trust - Series 1996-1                        Time of Report:          1:24 PM
P & S Agreement Date:                           January 1, 1996
Original Settlement Date:                       February 22, 1996
CUSIP Number of Certificates:                   525180AU9            Investor #22
Original Sale Balance:                          146,190,000
=================================================================================================================================

Statement to Certificateholders (Page 2 of 2)
---------------------------------------------

Distribution Date:                                                                                          3/17/97       4/15/97
                                                                                                            -------       -------









IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 10th day of April, 1997


  Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

  /s/  Sam Ilagan
  ----------------------------------------------------------
  Sam Ilagan
  Vice-President






Distribution List:
------------------
  Frank Skibo - FSA                                           Lupe Montero - Countrywide Home Loans
  Barbara Grosse - First National Bank of Chicago             Richard Marron - Countrywide Home Loans
  Brad Andres - Lehman Brothers                               Daved Walker - Countrywide Home Loans
  Paul Marsilio - Lehman Brothers
  Julie Uhlig - Moody's Investors Service
  Gail Brennan - Standard & Poor's Corp.
=================================================================================================================================